                                                                      Exhibit 13

                                                               James W. Stratton
                                                               535 Skippack Pike
                                                             Blue Bell, PA 19422


                                                                   April 1, 1993

The Stratton Funds, Inc.
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 361
Plymouth Meeting, PA 19462

Gentlemen:

I hereby offer to purchase 2,680 shares of Class A Common Stock (the "Shares") of The Stratton Funds, Inc. (the "Fund") representing interests in its Stratton Small-Cap Yield Fund (the "Portfolio") at a purchase price of $25 per share for a total of $67,000. I will purchase the Shares in a private offering prior to the effectiveness of the Form N-1A registration statement filed by the Fund under the Securities Act of 1933. The Shares are being purchased pursuant to
Section 14 of the Investment Company Act of 1940, as amended, to serve as the seed money for the Fund prior to the commencement of the public offering of its shares.

In connection with such purchase, I hereby represent that: (i) I am acquiring the Shares for investment purposes for my own account as the sole beneficial owner thereof and have no present intention of redeeming or reselling the Shares so acquired; and (ii) in the event any of the Shares are redeemed by me or any direct or indirect transferee prior to the fifth anniversary of the date the Portfolio begins investment activities, the Fund may charge against my redemption proceeds an amount equal to the number resulting from multiplying the Fund's total unamortized organizational expenses by a fraction, the numerator of which is equal to the number of shares redeemed by me or such transferee and the denominator of which is equal to the number of shares outstanding as of the date of such redemption, as long as the Staff of the Securities and Exchange Commission require such reimbursement.

     Please register the shares in the account of:
     James W. Stratton
     535 Skippack Pike
     Blue Bell, PA 19422
     Tax ID ####-##-####

I consent to the filing of this Investment Letter as an exhibit to the Form N-1A registration statement of the Fund.

                                             Sincerely,

                                             /s/ James W. Stratton
                                             James W. Stratton

Accepted and agreed to this 1st day of April, 1993. Receipt is hereby acknowledged by funds in the amount of $67,000 in full payment for the Shares.

                                             THE STRATTON FUNDS, INC.
                                             By: Frank H Reichel III

                                                             Arelene E. Stratton
                                                               535 Skippack Pike
                                                             Blue Bell, PA 19422


                                                                   April 1, 1993

The Stratton Funds, Inc.
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 361
Plymouth Meeting, PA 19462

Gentlemen:

I hereby offer to purchase 80 shares of Class A Common Stock (the "Shares") of The Stratton Funds, Inc. (the "Fund") representing interests in its Stratton Small-Cap Yield Fund (the "Portfolio") at a purchase price of $25 per share for a total of $2,000. I will purchase the Shares in a private offering prior to the effectiveness of the Form N-1A registration statement filed by the Fund under the Securities Act of 1933. The Shares are being purchased pursuant to Section 14 of the Investment Company Act of 1940, as amended, to serve as the seed money for the Fund prior to the commencement of the public offering of its shares.

In connection with such purchase, I hereby represent that: (i) I am acquiring the Shares for investment purposes for my own account as the sole beneficial owner thereof and have no present intention of redeeming or reselling the Shares so acquired; and (ii) in the event any of the Shares are redeemed by me or any direct or indirect transferee prior to the fifth anniversary of the date the Portfolio begins investment activities, the Fund may charge against my redemption proceeds an amount equal to the number resulting from multiplying the Fund's total unamortized organizational expenses by a fraction, the numerator of which is equal to the number of shares redeemed by me or such transferee and the denominator of which is equal to the number of shares outstanding as of the date of such redemption, as long as the Staff of the Securities and Exchange Commission require such reimbursement.

     Please register the shares in the account of:
     Arlene E. Stratton
     535 Skippack Pike
     Blue Bell, PA 19422
     Tax ID ####-##-####

I consent to the filing of this Investment Letter as an exhibit to the Form N-1A registration statement of the Fund.

                                             Sincerely,

                                             /s/ Arelen E. Stratton
                                             Arlene E. Stratton

Accepted and agreed to this 1st day of April, 1993. Receipt is hereby acknowledged by funds in the amount of $2,000 in full payment for the Shares.

                                             THE STRATTON FUNDS, INC.
                                             By: Frank H Reichel III

                                                               Carol A. Stratton
                                                              1101 Blackhaw Lane
                                                                 Ambler PA 19002


                                                                   April 1, 1993

The Stratton Funds, Inc.
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 361
Plymouth Meeting, PA 19462

Gentlemen:

I hereby offer to purchase 80 shares of Class A Common Stock (the "Shares") of The Stratton Funds, Inc. (the "Fund") representing interests in its Stratton Small-Cap Yield Fund (the "Portfolio") at a purchase price of $25 per share for a total of $2,000. I will purchase the Shares in a private offering prior to the effectiveness of the Form N-1A registration statement filed by the Fund under the Securities Act of 1933. The Shares are being purchased pursuant to Section 14 of the Investment Company Act of 1940, as amended, to serve as the seed money for the Fund prior to the commencement of the public offering of its shares.

In connection with such purchase, I hereby represent that: (i) I am acquiring the Shares for investment purposes for my own account as the sole beneficial owner thereof and have no present intention of redeeming or reselling the Shares so acquired; and (ii) in the event any of the Shares are redeemed by me or any direct or indirect transferee prior to the fifth anniversary of the date the Portfolio begins investment activities, the Fund may charge against my redemption proceeds an amount equal to the number resulting from multiplying the Fund's total unamortized organizational expenses by a fraction, the numerator of which is equal to the number of shares redeemed by me or such transferee and the denominator of which is equal to the number of shares outstanding as of the date of such redemption, as long as the Staff of the Securities and Exchange Commission require such reimbursement.

     Please register the shares in the account of:
     Carol A. Stratton
     1101 Blackhaw Lane
     Ambler PA 19002
     Tax ID ####-##-####

I consent to the filing of this Investment Letter as an exhibit to the Form N-1A registration statement of the Fund.

                                             Sincerely,

                                             /s/ Carol A. Stratton
                                             Carol A.. Stratton

Accepted and agreed to this 1st day of April, 1993. Receipt is hereby acknowledged by funds in the amount of $2,000 in full payment for the Shares.

                                             THE STRATTON FUNDS, INC.
                                             By: Frank H Reichel III

                                                                  John A Affleck
                                                             7814 Ardmore Avenue
                                                               Wyndmoor PA 19118


                                                                   April 1, 1993

The Stratton Funds, Inc.
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 361
Plymouth Meeting, PA 19462

Gentlemen:

I hereby offer to purchase 440 shares of Class A Common Stock (the "Shares") of The Stratton Funds, Inc. (the "Fund") representing interests in its Stratton Small-Cap Yield Fund (the "Portfolio") at a purchase price of $25 per share for a total of $11,000. I will purchase the Shares in a private offering prior to the effectiveness of the Form N-1A registration statement filed by the Fund under the Securities Act of 1933. The Shares are being purchased pursuant to
Section 14 of the Investment Company Act of 1940, as amended, to serve as the seed money for the Fund prior to the commencement of the public offering of its shares.

In connection with such purchase, I hereby represent that: (i) I am acquiring the Shares for investment purposes for my own account as the sole beneficial owner thereof and have no present intention of redeeming or reselling the Shares so acquired; and (ii) in the event any of the Shares are redeemed by me or any direct or indirect transferee prior to the fifth anniversary of the date the Portfolio begins investment activities, the Fund may charge against my redemption proceeds an amount equal to the number resulting from multiplying the Fund's total unamortized organizational expenses by a fraction, the numerator of which is equal to the number of shares redeemed by me or such transferee and the denominator of which is equal to the number of shares outstanding as of the date of such redemption, as long as the Staff of the Securities and Exchange Commission require such reimbursement.

     Please register the shares in the account of:
     John A Affleck
     7814 Ardmore Avenue
     Wyndmoor PA 19118
     Tax ID ####-##-####

I consent to the filing of this Investment Letter as an exhibit to the Form N-1A registration statement of the Fund.

                                             Sincerely,

                                             /s/ John A Affleck
                                             John A Affleck

Accepted and agreed to this 1st day of April, 1993. Receipt is hereby acknowledged by funds in the amount of $11,000 in full payment for the Shares.

                                             THE STRATTON FUNDS, INC.
                                             By: Frank H Reichel III

                                                             Gerard E. Heffernan
                                                                 711 Custis Road
                                                               Glenside PA 19038


                                                                   April 1, 1993

The Stratton Funds, Inc.
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 361
Plymouth Meeting, PA 19462

Gentlemen:

I hereby offer to purchase 440 shares of Class A Common Stock (the "Shares") of The Stratton Funds, Inc. (the "Fund") representing interests in its Stratton Small-Cap Yield Fund (the "Portfolio") at a purchase price of $25 per share for a total of $11,000. I will purchase the Shares in a private offering prior to the effectiveness of the Form N-1A registration statement filed by the Fund under the Securities Act of 1933. The Shares are being purchased pursuant to
Section 14 of the Investment Company Act of 1940, as amended, to serve as the seed money for the Fund prior to the commencement of the public offering of its shares.

In connection with such purchase, I hereby represent that: (i) I am acquiring the Shares for investment purposes for my own account as the sole beneficial owner thereof and have no present intention of redeeming or reselling the Shares so acquired; and (ii) in the event any of the Shares are redeemed by me or any direct or indirect transferee prior to the fifth anniversary of the date the Portfolio begins investment activities, the Fund may charge against my redemption proceeds an amount equal to the number resulting from multiplying the Fund's total unamortized organizational expenses by a fraction, the numerator of which is equal to the number of shares redeemed by me or such transferee and the denominator of which is equal to the number of shares outstanding as of the date of such redemption, as long as the Staff of the Securities and Exchange Commission require such reimbursement.

     Please register the shares in the account of:
     Gerard E. Heffernan
     711 Custis Road
     Glenside PA 19038
     Tax ID ####-##-####

I consent to the filing of this Investment Letter as an exhibit to the Form N-1A registration statement of the Fund.

                                             Sincerely,

                                             /s/ Gerard E. Heffernan
                                             Gerard E. Heffernan

Accepted and agreed to this 1st day of April, 1993. Receipt is hereby acknowledged by funds in the amount of $11,000 in full payment for the Shares.

                                             THE STRATTON FUNDS, INC.
                                             By: Frank H Reichel III

                                                           Frank H. Reichel, III
                                                              703 Old Gulph Road
                                                              Bryn Mawr PA 19010


                                                                   April 1, 1993

The Stratton Funds, Inc.
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 361
Plymouth Meeting, PA 19462

Gentlemen:

I hereby offer to purchase 120 shares of Class A Common Stock (the "Shares") of The Stratton Funds, Inc. (the "Fund") representing interests in its Stratton Small-Cap Yield Fund (the "Portfolio") at a purchase price of $25 per share for a total of $3,000. I will purchase the Shares in a private offering prior to the effectiveness of the Form N-1A registration statement filed by the Fund under the Securities Act of 1933. The Shares are being purchased pursuant to Section 14 of the Investment Company Act of 1940, as amended, to serve as the seed money for the Fund prior to the commencement of the public offering of its shares.

In connection with such purchase, I hereby represent that: (i) I am acquiring the Shares for investment purposes for my own account as the sole beneficial owner thereof and have no present intention of redeeming or reselling the Shares so acquired; and (ii) in the event any of the Shares are redeemed by me or any direct or indirect transferee prior to the fifth anniversary of the date the Portfolio begins investment activities, the Fund may charge against my redemption proceeds an amount equal to the number resulting from multiplying the Fund's total unamortized organizational expenses by a fraction, the numerator of which is equal to the number of shares redeemed by me or such transferee and the denominator of which is equal to the number of shares outstanding as of the date of such redemption, as long as the Staff of the Securities and Exchange Commission require such reimbursement.

     Please register the shares in the account of:
     Frank H. Reichel, III
     703 Old Gulph Road
     Bryn Mawr PA 19010
     Tax ID ####-##-####

I consent to the filing of this Investment Letter as an exhibit to the Form N-1A registration statement of the Fund.

                                             Sincerely,

                                             /s/ Frank H. Reichel, III
                                             Frank H. Reichel, III

Accepted and agreed to this 1st day of April, 1993. Receipt is hereby acknowledged by funds in the amount of $3,000 in full payment for the Shares.

                                             THE STRATTON FUNDS, INC.
                                             By: Frank H Reichel III

                                                          James Van Dyke Quereau
                                                                 59 Annwood Lane
                                                                  Wayne PA 19087


                                                                   April 1, 1993

The Stratton Funds, Inc.
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 361
Plymouth Meeting, PA 19462

Gentlemen:

I hereby offer to purchase 160 shares of Class A Common Stock (the "Shares") of The Stratton Funds, Inc. (the "Fund") representing interests in its Stratton Small-Cap Yield Fund (the "Portfolio") at a purchase price of $25 per share for a total of $4,000. I will purchase the Shares in a private offering prior to the effectiveness of the Form N-1A registration statement filed by the Fund under the Securities Act of 1933. The Shares are being purchased pursuant to Section 14 of the Investment Company Act of 1940, as amended, to serve as the seed money for the Fund prior to the commencement of the public offering of its shares.

In connection with such purchase, I hereby represent that: (i) I am acquiring the Shares for investment purposes for my own account as the sole beneficial owner thereof and have no present intention of redeeming or reselling the Shares so acquired; and (ii) in the event any of the Shares are redeemed by me or any direct or indirect transferee prior to the fifth anniversary of the date the Portfolio begins investment activities, the Fund may charge against my redemption proceeds an amount equal to the number resulting from multiplying the Fund's total unamortized organizational expenses by a fraction, the numerator of which is equal to the number of shares redeemed by me or such transferee and the denominator of which is equal to the number of shares outstanding as of the date of such redemption, as long as the Staff of the Securities and Exchange Commission require such reimbursement.

     Please register the shares in the account of:
     James Van Dyke Quereau
     59 Annwood Lane
     Wayne PA 19087
     Tax ID ####-##-####

I consent to the filing of this Investment Letter as an exhibit to the Form N-1A registration statement of the Fund.

                                             Sincerely,

                                             /s/ James Van Dyke Quereau
                                             James Van Dyke Quereau

Accepted and agreed to this 1st day of April, 1993. Receipt is hereby acknowledged by funds in the amount of $67,000 in full payment for the Shares.

                                             THE STRATTON FUNDS, INC.
                                             By: Frank H Reichel III